UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

Certified Shareholder Report of Registered
Management Investment Companies
Investment Company Act File Number: 811-604

Washington Mutual Investors Fund
(Exact name of registrant as specified in charter)
1101 Vermont Avenue, NW
Washington, DC 20005
(Address of principal executive offices)

Jennifer L. Butler
 Secretary
Washington Mutual Investors Fund
1101 Vermont Avenue, NW
Washington, DC 20005
(Name and address of agent for service)

Registrant's telephone number, including area code:  (202) 842-5665

Date of fiscal year end:  April 30, 2011

Date of reporting period:  October 31, 2010

ITEM 1.  Reports to Stockholders.

American Funds®

The right choice for the long term®

# Washington Mutual Investors Fund℠

Semi-annual report dated October 31, 2010
The right choice for the long term¨
Semi-annual report for the six months ended October 31, 2010

Washington Mutual Investors Fund seeks to provide income and growth of principal through investments in quality common stocks.

This Fund is one of the 32 American Funds. American Funds is one of the nation’s largest mutual fund families. For nearly 80 years, Capital Research and Management Company,SM the American Funds adviser, has invested with a long-term focus based on thorough research and attention to risk.

Fund results shown in this report, unless otherwise indicated, are for Class A shares at net asset value. If a sales charge (maximum 5.75%) had been deducted, the results would have been lower. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value. For current information and month-end results, visit americanfunds.com.

Here are the total returns on a $1,000 investment with all distributions reinvested for periods ended September 30, 2010 (the most recent calendar quarter-end):

Class A shares	1 year	5 years	10 years
Reflecting 5.75% maximum sales charge
Average annual total return	—	–0.47%	2.40%
Cumulative total return	5.80%	–2.34	26.76

The total annual Fund operating expense ratio was 0.70% for Class A shares as of April 30, 2010.

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The Fund’s investment adviser and business manager each waived a portion of their management fees from September 1, 2004 through December 31, 2008. Applicable Fund results shown reflect the waivers, without which they would have been lower. See the Financial Highlights table on pages 22 to 27 for details.

Results for other share classes can be found on page 32.

Equity investments are subject to market fluctuations. See the prospectus and the Risk Factors section of this report for more information on these and other risks associated with investing in the Fund.

Fellow shareholders:

During the six-month reporting period ended October 31, 2010, Washington Mutual Investors Fund was up 2.0%, with dividends reinvested. For the same period, the unmanaged Standard & Poor’s 500 Composite Index was up 0.8%. The market has been quite volatile during 2010, reacting to on-again/off-again worries about the debt crisis in Europe or a "double-dip" recession in the U.S. For the trailing 12 months ended October 31, 2010, the Fund was up 16.3%, continuing the Fund’s strong recovery from the market low of March 9, 2009. Since the March low, the Fund is up 72.9% as of October 31, 2010.

Over the longer term, the Fund continues to produce better results than the S&P 500. For the 10 years ended October 31, the Fund’s cumulative return was 34.5% while the S&P 500 was down –0.1%. Over the Fund’s lifetime, its average annual return has been 11.7%, while the S&P 500 has returned 10.4%.

One year ago, we noted that the economy was picking up but that the speed and extent of the recovery were far from clear. The recovery has been slower than hoped for. The national unemployment rate stubbornly remains above 9.6%. The housing market continues to struggle in finding stability. Although the Federal Reserve continues to follow stimulative policies, further federal government spending to stimulate the economy seems unlikely.

On the positive side, private-sector employment is slowly increasing, corporate balance sheets and profits are strong, businesses have been rebuilding inventories, business spending on equipment has increased and manufacturing is expanding. Interest rates and inflation are very low. A weaker dollar has helped U.S. exports, and high economic growth in countries like China and India has helped international trade.

U.S. economic growth is likely, however, to remain sluggish until consumer spending picks up and businesses gain more confidence. Without those two trends in place, higher economic growth and improvement in the nation’s unemployment rate are difficult to achieve. We believe, however, that lowering the current high level of uncertainty about taxation, the operation of health care systems and the regulation of many types of businesses may also help the U.S. economy to recover.

We also believe that there is some basis for optimism. The kind of balance that is needed for reasonable, sustainable growth is being restored. The financial industry is far more stable than it was one and a half years ago. Consumers are saving at a higher rate than they have in many years. Consumer debt, as a percentage of disposable income, is declining. This bodes well for an eventual pickup in consumer spending, paired with an improving environment for banks lending to consumers for home, auto and other significant purchases.

Today, many large, well-established U.S. companies are profiting from the growth that is occurring in various developing markets. Many are paying strong dividends, and have stock valuations that are reasonable when compared with historical norms.

At the end of the reporting period, the dividend yield of the S&P 500 was 1.9%, unusually close to the 2.5% yield of 10-year U.S. Treasury securities, which has fallen to quite low levels. Currently, bond prices are high and yields are low because the demand for Treasury securities has been strong and Federal Reserve policies have held interest rates low. As the economy improves, bond prices are expected to fall, as inflation and other factors drive interest rates and yields up. If our optimism is not misplaced, it may well be a good time for investors who moved heavily into bond funds to consider restoring some balance between their bond and stock portfolios.

While the S&P 500 has come back a good deal from its March 2009 low, it still must recover more than 30% to reach its 2007 high. Large-capitalization stocks, which are heavily represented in both Washington Mutual Investors Fund and the S&P 500, did not perform especially well in the last five years; but now, many of these companies seem more attractive because of their strong balance sheets, strong earnings and dividends and strong capacity to compete throughout the world.

Washington Mutual Investors Fund’s largest industry sectors are industrials (16.1%), energy (13.3%), health care (12.8%), financials (9.5%) and consumer discretionary (9.0%). Although investment results for these sectors were mixed in the six-month period ended October 31, 2010, most of the Fund’s largest holdings did quite well. Verizon, Coca-Cola, McDonald’s, AT&T and Kraft Foods all increased in value by more than 9% during this period. During this same period, telecommunication services had the best results in the Fund and in the S&P 500, and the financials sector had the worst. Some of the Fund’s industrial holdings, such as Boeing and United Technologies, detracted from results.

The Fund made a number of changes in its holdings during the six-month period ended October 31, 2010. Six new companies appear in the portfolio: Amazon.com, CenturyLink, Cisco Systems, CSX, Precision Castparts and Sigma-Aldrich. Ten were eliminated: Consolidated Edison, Darden Restaurants, Halliburton, H.J. Heinz, J.C. Penney, News Corp., NextEra Energy, NiSource, PPG Industries and Walgreens.

As always, we welcome your comments and questions.

Cordially,

James H. Lemon, Jr. Vice Chairman of the Board	Jeffrey L. Steele President of the Fund

December 8, 2010

For current information about the Fund, visit americanfunds.com.

Investment portfolio October 31, 2010	unaudited

Industry sector diversification	Percent of net assets	Ten largest holdings	Percent of net assets
Industrials	16.14%	Chevron	5.36%
Energy	13.33	Merck	3.81
Health care	12.83	Verizon	3.60
Financials	9.45	Royal Dutch Shell	3.48
Consumer discretionary	9.02	McDonald’s	2.95
Consumer staples	8.47	AT&T	2.61
Utilities	8.21	Coca-Cola	2.42
Information technology	8.15	Boeing	2.30
Telecommunication services	6.29	United Technologies	2.05
Materials	4.32	Kraft Foods	1.94
Miscellaneous	.10
Short-term securities & other assets less liabilities	3.69

Common stocks — 96.31%	Shares	Value (000)	Percent of net assets
Energy — 13.33%
Baker Hughes Inc.	2,000,000	$ 92,660.19%
Chevron Corp.	31,881,800	2,633,755	5.36
ConocoPhillips	10,940,000	649,836	1.32
Diamond Offshore Drilling, Inc.	1,000,000	66,160.14
Exxon Mobil Corp.	5,997,500	398,654.81
Hess Corp.	2,140,000	134,884.27
Marathon Oil Corp.	4,100,000	145,837.30
Occidental Petroleum Corp.	2,800,000	220,164.45
Royal Dutch Shell PLC, Class A (ADR)	886,700	57,573
Royal Dutch Shell PLC, Class B (ADR)	25,690,000	1,652,381	3.48
Schlumberger Ltd.	6,429,400	449,351.91
Tenaris SA (ADR)	1,220,000	50,545.10
		6,551,800	13.33

Materials — 4.32%
Air Products and Chemicals, Inc.	2,500,000	212,425.43
Alcoa Inc.	8,500,000	111,605.23
Dow Chemical Co.	27,097,826	835,426	1.70
E.I. du Pont de Nemours and Co.	6,260,000	295,973.60
Monsanto Co.	200,000	11,884.02
Nucor Corp.	8,200,000	313,404.64
Potash Corp. of Saskatchewan Inc.	475,000	68,918.14
Praxair, Inc.	2,900,000	264,886.54
Sigma-Aldrich Corp.	170,000	10,781.02
		2,125,302	4.32

Industrials — 16.14%
Boeing Co.	16,010,000	1,130,946	2.30
Caterpillar Inc.	2,800,000	220,080.45
CSX Corp.	1,615,000	99,242.20

	Shares	Value (000)	Percent of net assets
Deere & Co.	2,450,000	$ 188,160.38%
Eaton Corp.	2,900,000	257,607.53
Emerson Electric Co.	16,050,000	881,145	1.79
General Dynamics Corp.	2,950,000	200,954.41
General Electric Co.	8,500,000	136,170.28
Honeywell International Inc.	6,360,000	299,620.61
Illinois Tool Works Inc.	5,020,000	229,414.47
Lockheed Martin Corp.	8,090,000	576,736	1.17
Masco Corp.	11,227,813	119,688.24
Norfolk Southern Corp.	2,800,000	172,172.35
Northrop Grumman Corp.	13,650,000	862,817	1.76
Pitney Bowes Inc.	8,774,000	192,502.39
Precision Castparts Corp.	90,000	12,292.03
Rockwell Automation	2,000,000	124,740.25
Southwest Airlines Co.	5,500,000	75,680.15
Tyco International Ltd.	8,000,000	306,240.62
United Parcel Service, Inc., Class B	8,275,900	557,299	1.13
United Technologies Corp.	13,465,000	1,006,778	2.05
W.W. Grainger, Inc.	275,000	34,108.07
Waste Management, Inc.	7,000,000	250,040.51
		7,934,430	16.14

Consumer discretionary — 9.02%
Amazon.com, Inc.1	700,000	115,598.24
Best Buy Co., Inc.	3,515,000	151,075.31
Harley-Davidson, Inc.	2,000,000	61,360.12
Home Depot, Inc.	29,231,000	902,653	1.84
Johnson Controls, Inc.	18,098,200	635,609	1.29
Leggett & Platt, Inc.	5,000,000	101,900.21
Lowe’s Companies, Inc.	6,400,000	136,512.28
Mattel, Inc.	3,000,000	69,990.14
McDonald’s Corp.	18,660,000	1,451,188	2.95
McGraw-Hill Companies, Inc.2	15,419,100	580,529	1.18
Stanley Black & Decker, Inc.	1,000,000	61,970.13
VF Corp.	1,200,000	99,888.20
Walt Disney Co.	1,840,000	66,442.13
		4,434,714	9.02

Consumer staples — 8.47%
Avon Products, Inc.	7,330,400	223,211.45
Coca-Cola Co.	19,385,000	1,188,688	2.42
Colgate-Palmolive Co.	5,525,000	426,088.87
Kimberly-Clark Corp.	300,000	19,002.04
Kraft Foods Inc., Class A	29,490,000	951,642	1.94
PepsiCo, Inc.	8,250,000	538,725	1.09
Procter & Gamble Co.	8,590,800	546,117	1.11

	Shares	Value (000)	Percent of net assets
Consumer staples (continued)
Wal-Mart Stores, Inc.	5,000,000	$ 270,850.55%
		4,164,323	8.47

Health care — 12.83%
Abbott Laboratories	10,375,000	532,445	1.08
Aetna Inc.	7,400,000	220,964.45
Baxter International Inc.	11,900,000	605,710	1.23
Becton, Dickinson and Co.	1,000,000	75,520.16
Bristol-Myers Squibb Co.	23,882,037	642,427	1.31
Cardinal Health, Inc.	14,266,000	494,888	1.01
Eli Lilly and Co.	15,450,512	543,858	1.11
Johnson & Johnson	11,530,000	734,115	1.49
Medtronic, Inc.	5,000,000	176,050.36
Merck & Co., Inc.	51,620,000	1,872,774	3.81
Pfizer Inc	13,850,000	240,990.49
Stryker Corp.	1,300,000	64,337.13
UnitedHealth Group Inc.	2,750,000	99,137.20
		6,303,215	12.83

Financials — 9.45%
Allstate Corp.	6,550,000	199,709.41
American Express Co.	11,750,000	487,155.99
Bank of Montreal	2,900,000	171,825.35
BB&T Corp.	5,615,000	131,447.27
Chubb Corp.	4,580,000	265,732.54
HSBC Holdings PLC (ADR)	5,200,000	270,972.55
JPMorgan Chase & Co.	6,609,100	248,700.51
KeyCorp	5,600,000	45,864.09
M&T Bank Corp.	4,250,000	317,687.65
Marsh & McLennan Companies, Inc.	26,516,900	662,392	1.35
Moody’s Corp.	2,450,000	66,297.13
PNC Financial Services Group, Inc.	1,645,000	88,666.18
Toronto-Dominion Bank	1,300,000	93,860.19
U.S. Bancorp	25,045,600	605,603	1.23
Wells Fargo & Co.	35,035,000	913,713	1.86
Weyerhaeuser Co.	4,567,938	74,092.15
		4,643,714	9.45

Information technology — 8.15%
Automatic Data Processing, Inc.	5,695,000	252,972.51
Cisco Systems, Inc.1	2,500,000	57,075.12
Google Inc., Class A1	450,000	275,845.56
Hewlett-Packard Co.	2,575,000	108,305.22
Intel Corp.	27,485,000	551,624	1.12
International Business Machines Corp.	4,640,000	666,304	1.36

	Shares	Value (000)	Percent of net assets
Linear Technology Corp.	8,913,000	$ 287,266.58%
Microsoft Corp.	16,430,000	437,695.89
Oracle Corp.	19,353,300	568,987	1.16
Paychex, Inc.	13,050,000	361,485.74
Texas Instruments Inc.	14,825,000	438,375.89
		4,005,933	8.15

Telecommunication services — 6.29%
AT&T Inc.	45,045,000	1,283,783	2.61
CenturyLink, Inc.	925,000	38,277.08
Verizon Communications Inc.	54,550,000	1,771,238	3.60
		3,093,298	6.29

Utilities — 8.21%
Ameren Corp.	1,400,000	40,572.08
American Electric Power Co., Inc.	4,175,000	156,312.32
Dominion Resources, Inc.	10,550,000	458,503.93
Duke Energy Corp.	33,800,000	615,498	1.25
Entergy Corp.	6,499,500	484,408.99
Exelon Corp.	17,061,300	696,442	1.42
FirstEnergy Corp.	15,220,000	552,790	1.12
PPL Corp.	13,132,399	353,262.72
Southern Co.	12,800,000	484,736.99
Xcel Energy Inc.	8,000,000	190,880.39
		4,033,403	8.21

Miscellaneous — 0.10%
Other common stocks in initial period of acquisition		49,633.10

Total common stocks (cost: $39,672,697,000)		47,339,765	96.31

Short-term securities — 3.89%	Principal amount (000)
Bank of America Corp. 0.22% due 11/1/2010	$ 84,000	83,998.17
Campbell Soup Co. 0.17% due 11/4/20103	34,000	33,999.07
Coca-Cola Co. 0.22% due 1/5/20113	75,000	74,966.15
Fannie Mae 0.18%–0.20% due 12/1/2010–4/25/2011	285,000	284,837.58
Federal Home Loan Bank 0.165%–0.18% due 11/12–12/15/2010	52,300	52,293.11
Freddie Mac 0.185%–0.23% due 12/15/2010–3/21/2011	417,581	417,400.85
Hewlett-Packard Co. 0.20%–0.21% due 11/15–12/2/20103	97,700	97,687.20
Jupiter Securitization Co., LLC 0.25% due 11/18/20103	75,000	74,991.15
Kimberly-Clark Worldwide Inc. 0.19% due 11/15/20103	44,000	43,997.09

Principal amount (000)		Value (000)	Percent of net assets
Merck & Co. Inc. 0.20% due 12/3/20103	$ 44,000	$ 43,992.09%
NetJets Inc. 0.20%–0.21% due 11/8–12/13/20103	92,450	92,435.19
PepsiCo Inc. 0.22% due 11/1/20103	44,100	44,100.09
Private Export Funding Corp. 0.28% due 12/16/20103	19,900	19,895.04
Procter & Gamble Co. 0.22%–0.26% due 11/22/2010–1/25/20113	80,000	79,971.16
Straight-A Funding LLC 0.25%–0.27% due 11/9–12/10/20103	95,000	94,976.19
U.S. Treasury Bills 0.138%–0.156% due 11/12/2010–2/17/2011	248,500	248,431.51
Wal-Mart Stores, Inc. 0.20% due 11/3–11/5/20103	121,800	121,797.25

Total short-term securities (cost: $1,909,731,000)		1,909,765	3.89

Total investment securities (cost: $41,582,428,000)		49,249,530	100.20
Other assets less liabilities		(97,918)	(.20)

Net assets		$49,151,612	100.00%

"Miscellaneous" securities include holdings in their initial period of acquisition that have not previously been publicly disclosed.

Investments in affiliates
A company is considered to be an affiliate of the Fund under the Investment Company Act of 1940 if the Fund’s holdings in that company represent 5% or more of the outstanding voting shares. The value of the Fund’s affiliated-company holding is shown in the investment portfolio. Further details on this holding and related transactions during the six months ended October 31, 2010, appear below.

	Beginning shares	Additions	Reductions	Ending shares	Dividend income (000)	Value of affiliate at 10/31/2010 (000)
McGraw-Hill Companies, Inc.	11,300,000	4,119,100	—	15,419,100	$6,364	$580,529

1 Security did not produce income during the last 12 months.
2 Represents an affiliated company as defined under the Investment Company Act of 1940.
3 Acquired in a transaction exempt from registration under the Securities Act of 1933. May be resold in the
U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $822,806,000, which represented 1.67% of the net assets of the Fund.

Key to abbreviation
ADR = American Depositary Receipts

See Notes to financial statements

Financial statements
Statement of assets and liabilities at October 31, 2010	unaudited

(dollars in thousands)
Assets:
Investment securities, at value:
Unaffiliated issuers (cost: $41,099,098)	$48,669,001
Affiliated issuer (cost: $483,330)	580,529	$49,249,530
Cash		1,471
Receivables for:
Sales of investments	49,675
Sales of Fund’s shares	34,994
Dividends	108,755	193,424
		49,444,425
Liabilities:
Payables for:
Purchases of investments	186,377
Repurchases of Fund’s shares	68,217
Management services	10,158
Services provided by related parties	25,209
Trustees’ and advisory board’s deferred compensation	2,626
Other	226	292,813
Net assets at October 31, 2010		$49,151,612

Net assets consist of:
Capital paid in on shares of beneficial interest		$46,334,834
Undistributed net investment income		421,219
Accumulated net realized loss		(5,271,563)
Net unrealized appreciation		7,667,122
Net assets at October 31, 2010		$49,151,612

(dollars and shares in thousands, except per-share amounts)

Shares of beneficial interest issued and outstanding (no stated par value) — unlimited shares authorized (1,888,662 total shares outstanding)
	Net assets	Shares outstanding	Net asset value per share
Class A	$37,596,286	1,443,148	$26.05
Class B	998,633	38,605	25.87
Class C	1,761,125	68,256	25.80
Class F-1	1,741,341	67,012	25.99
Class F-2	472,631	18,143	26.05
Class 529-A	958,803	36,855	26.02
Class 529-B	122,417	4,729	25.89
Class 529-C	286,748	11,083	25.87
Class 529-E	53,370	2,060	25.91
Class 529-F-1	53,573	2,062	25.98
Class R-1	70,289	2,718	25.86
Class R-2	667,641	25,886	25.79
Class R-3	1,221,980	47,177	25.90
Class R-4	1,228,984	47,330	25.97
Class R-5	912,386	35,027	26.05
Class R-6	1,005,405	38,571	26.07

See Notes to financial statements

Statement of operations for the six months ended October 31, 2010	unaudited

Investment income:	(dollars in thousands)
Income:
Dividends (net of non-U.S. taxes of $1,110;
also includes $6,364 from affiliate)	$849,909
Interest	1,177	$851,086

Fees and expenses*:
Investment advisory services	47,197
Business management services	14,647
Distribution services	70,214
Transfer agent services	23,395
Administrative services	8,630
Reports to shareholders	1,705
Registration statement and prospectus	332
Trustees’ and advisory board’s compensation	902
Auditing and legal	250
Custodian	116
State and local taxes	—†
Other	1,102	168,490
Net investment income		682,596

Net realized gain and unrealized depreciation on investments:
Net realized gain on investments		1,263,393
Net unrealized depreciation on investments		(1,122,995)
Net realized gain and unrealized depreciation on investments		140,398
Net increase in net assets resulting from operations		$822,994

*Additional information related to class-specific fees and expenses is included in the Notes to financial  statements.
† Amount less than one thousand.

See Notes to financial statements

Statements of changes in net assets

(dollars in thousands)

	Six months ended October 31, 2010*	Year ended April 30, 2010
Operations:
Net investment income	$682,596	$ 1,317,648
Net realized gain on investments	1,263,393	2,207,034
Net unrealized (depreciation) appreciation on investments	(1,122,995)	10,515,745
Net increase in net assets resulting from operations	822,994	14,040,427

Dividends paid to shareholders from net investment income	(561,717)	(1,367,940)

Net capital share transactions	(2,029,536)	(5,069,126)

Total (decrease) increase in net assets	(1,768,259)	7,603,361

Net assets:
Beginning of period	50,919,871	43,316,510
End of period (including undistributed net investment income: $421,219 and $300,340, respectively)	$49,151,612	$50,919,871

*Unaudited.

See Notes to financial statements

Notes to financial statements	unaudited

1. Organization

Washington Mutual Investors Fund (the "Fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The Fund’s investment objective is to produce current income and to provide an opportunity for growth of principal consistent with sound common stock investing. Effective July 1, 2010, the Fund reorganized from a Maryland corporation to a Delaware statutory trust in accordance with a proposal approved by shareholders on November 24, 2009.

The Fund has 16 share classes consisting of five retail share classes, five 529 college savings plan share classes and six retirement plan share classes. The 529 college savings plan share classes (529-A, 529-B, 529-C, 529-E and 529-F-1) may be used to save for college education. The six retirement plan share classes (R-1, R-2, R-3, R-4, R-5 and R-6) are generally offered only through eligible employer-sponsored retirement plans. The Fund’s share classes are described below:

Share class	Initial sales charge	Contingent deferred sales charge upon redemption	Conversion feature
Classes A and 529-A	Up to 5.75%	None (except 1% for certain redemptions within one year of purchase without an initial sales charge)	None
Classes B and 529-B*	None	Declines from 5% to 0% for redemptions within six years of purchase	Classes B and 529-B convert to Classes A and 529-A, respectively, after eight years
Class C	None	1% for redemptions within one year of purchase	Class C converts to Class F-1 after 10 years
Class 529-C	None	1% for redemptions within one year of purchase	None
Class 529-E	None	None	None
Classes F-1, F-2 and 529-F-1	None	None	None
Classes R-1, R-2, R-3, R-4, R-5 and R-6	None	None	None
*Class B and 529-B shares of the Fund are not available for purchase.

Holders of all share classes have equal pro rata rights to assets, dividends and liquidation proceeds. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses ("class-specific fees and expenses"), primarily due to different arrangements for distribution, administrative and shareholder services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each class.

2. Significant accounting policies

The financial statements have been prepared to comply with accounting principles generally accepted in the United States of America. These principles require management to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. The Fund follows the significant accounting policies described below, as well as the valuation policies described in the next section on valuation.

Security transactions and related investment income — Security transactions are recorded by the Fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Class allocations — Income, fees and expenses (other than class-specific fees and expenses) and realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, administrative and shareholder services, are charged directly to the respective share class.

Dividends and distributions to shareholders —  Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

3. Valuation

The Fund’s investments are reported at fair value as defined by accounting principles generally accepted in the United States of America. The Fund generally determines its net asset value as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open.

Methods and inputs — The Fund uses the following methods and inputs to establish the fair value of its assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market in which the security trades.

Fixed-income securities, including short-term securities purchased with more than 60 days left to maturity, are generally valued at prices obtained as of approximately 3:00 p.m. New York time from one or more pricing vendors. Vendors value such securities based on one or more of the following inputs: benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads, interest rate volatilities, and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data.

Where the investment adviser deems it appropriate to do so (such as when vendor prices are unavailable or not deemed to be representative), fixed-income securities will be valued in good faith at the mean quoted bid and asked prices that are reasonably and timely available (or bid prices, if asked prices are not available) or at prices for securities of comparable maturity, quality and type.

Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described above for either equity or fixed-income securities, depending on which method is deemed most appropriate by the investment adviser. Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates fair value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par when they reach 60 days.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the investment adviser are fair valued as determined in good faith under guidelines adopted by authority of the Fund’s board of trustees. Various inputs may be reviewed in order to make a good faith determination of a security’s fair value. These inputs include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Classifications — The Fund classifies its assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Level 3 values are based on significant unobservable inputs that reflect the Fund’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The following table presents the Fund’s valuation levels as of October 31, 2010 (dollars in thousands):

	Level 1	Level 2	Level 3	Total
Investment securities:
Common stocks:
Energy	$6,551,800	$—	$—	$6,551,800
Materials	2,125,302	—	—	2,125,302
Industrials	7,934,430	—	—	7,934,430
Consumer discretionary	4,434,714	—	—	4,434,714
Consumer staples	4,164,323	—	—	4,164,323
Health care	6,303,215	—	—	6,303,215
Financials	4,643,714	—	—	4,643,714
Information technology	4,005,933	—	—	4,005,933
Telecommunication services	3,093,298	—	—	3,093,298
Utilities	4,033,403	—	—	4,033,403
Miscellaneous	49,633	—	—	49,633
Short-term securities	—	1,909,765	—	1,909,765
Total	$47,339,765	$1,909,765	$—	$49,249,530

4. Risk factors

Investing in the Fund may involve certain risks including, but not limited to, those described below.

Market risks — The prices of, and the income generated by, the common stocks and other securities held by the Fund may decline in response to certain events taking place around the world, including those directly involving the issuers whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; governmental or governmental agency responses to economic conditions; and currency, interest rate and commodity price fluctuations.

5. Taxation and distributions

Federal income taxation — The Fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The Fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of and during the period ended October 31, 2010, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the Fund did not incur any interest or penalties.

The Fund is not subject to examination by U.S. federal tax authorities or state tax authorities for tax years before 2006.

Non-U.S. taxation — Dividend income is recorded net of non-U.S. taxes paid.

Distributions — Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to different treatment for items such as currency gains and losses; short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; and net capital losses. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Fund for financial reporting purposes.

The components of distributable earnings on a tax basis are reported as of the Fund’s most recent year-end. As of April 30, 2010, the components of distributable earnings on a tax basis were as follows:

		(dollars in thousands)
Undistributed ordinary income		$ 302,725
Capital loss carryforwards*:
Expiring 2017	$(2,944,294)
Expiring 2018	(3,493,853)	(6,438,147)

*The capital loss carryforwards will be used to offset any capital gains realized by the Fund in the current year or in subsequent years through the expiration dates. The Fund will not make distributions from capital gains while capital loss carryforwards remain.

As of October 31, 2010, the tax basis unrealized appreciation (depreciation) and cost of investment securities were as follows:
(dollars in thousands)
Gross unrealized appreciation on investment securities	$ 9,265,510
Gross unrealized depreciation on investment securities	(1,687,102)
Net unrealized appreciation on investment securities	7,578,408
Cost of investment securities	41,671,122

Ordinary income distributions paid to shareholders from net investment income were as follows (dollars in thousands):
Share class	Six months ended October 31, 2010	Year ended April 30, 2010
Class A	$443,596	$1,087,747
Class B	8,748	30,048
Class C	14,131	37,528
Class F-1	20,113	48,281
Class F-2	5,728	11,112
Class 529-A	10,727	23,609
Class 529-B	982	2,911
Class 529-C	2,188	5,438
Class 529-E	530	1,231
Class 529-F-1	641	1,318
Class R-1	545	1,209
Class R-2	5,392	13,491
Class R-3	12,480	30,591
Class R-4	13,268	30,825
Class R-5	11,342	25,387
Class R-6	11,306	17,214
Total	$561,717	$1,367,940

6. Fees and transactions with related parties

Business management services — The Fund has a Business Management Agreement with Washington Management Corporation (WMC). Under this agreement, WMC provides services necessary to carry on the Fund’s general administrative and corporate affairs. These services encompass matters relating to general corporate governance, regulatory compliance and monitoring of the Fund’s contractual service providers, including custodian operations, shareholder services and Fund share distribution functions. Under the agreement, all expenses chargeable to the Class A shares of the Fund, including compensation to the business manager, shall not exceed 1% of the Class A average net assets of the Fund on an annual basis. The agreement provides for monthly fees, accrued daily, based on a series of decreasing annual rates. For the period May 1, 2010 through June 30, 2010, the annual rates began at 0.175% on the first $3 billion of daily net assets and decreased to 0.030% on such assets in excess of $77 billion. Effective July 1, 2010, annual rates were initiated at 0.117% on the first $3 billion of daily net assets decreasing to 0.0375% on such assets in excess of $44 billion. For the six months ended October 31, 2010, the business management services fee was $14,647,000, which was equivalent to an annualized rate of 0.062% of average daily net assets. During the six months ended October 31, 2010, WMC paid the Fund’s investment adviser $978,000 for performing various fund accounting services for the Fund and for The American Funds Tax-Exempt Series I, another registered investment company for which WMC serves as business manager. Johnston, Lemon & Co. Incorporated (JLC), a wholly owned subsidiary of The Johnston-Lemon Group, Incorporated (parent company of WMC), earned $212,000 on its retail sales of shares, including payments under the distribution plans of the Fund. JLC received no brokerage commissions resulting from the purchases and sales of securities for the investment account of the Fund.

Investment advisory services — Capital Research and Management Company (CRMC), the Fund’s investment adviser, is the parent company of American Funds Distributors,¨ Inc. (AFD), the principal underwriter of the Fund’s shares, and American Funds Service Company¨ (AFS), the Fund’s transfer agent. The Investment Advisory Agreement with CRMC provides for monthly fees accrued daily. These fees are based on a series of decreasing annual rates beginning with 0.225% on the first $3 billion of daily net assets and decreasing to 0.177% on such assets in excess of $89 billion. For the six months ended October 31, 2010, the investment advisory services fee was $47,197,000, which was equivalent to an annualized rate of 0.198% of average daily net assets.

Class-specific fees and expenses — Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are described below:

Distribution services — The Fund has adopted plans of distribution for all share classes, except Classes F-2, R-5 and R-6. Under the plans, the board of trustees approves certain categories of expenses that are used to finance activities primarily intended to sell Fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of average daily net assets, ranging from 0.25% to 1.00% as noted on the following page. In some cases, the board of trustees has limited the amounts that may be paid to less than the maximum allowed by the plans. All share classes with a plan may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD to provide certain shareholder services. The remaining amounts available to be paid under each plan are paid to dealers to compensate them for their sales activities.

For Classes A and 529-A, the board of trustees has also approved the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. These classes reimburse AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limit of 0.25% is not exceeded. As of October 31, 2010, there were no unreimbursed expenses subject to reimbursement for Classes A or 529-A.

Share class	Currently approved limits	Plan limits
Class A	0.25%	0.25%
Class 529-A	0.25	0.50
Classes B and 529-B	1.00	1.00
Classes C, 529-C and R-1	1.00	1.00
Class R-2	0.75	1.00
Classes 529-E and R-3	0.50	0.75
Classes F-1, 529-F-1 and R-4	0.25	0.50

Transfer agent services — The Fund has a transfer agent agreement with AFS for Classes A and B. Under this agreement, these share classes compensate AFS for transfer agent services including shareholder recordkeeping, communications and transaction processing. AFS is also compensated for certain transfer agent services provided to all other share classes from the administrative services fees paid to CRMC as described below.

Administrative services — The Fund has an administrative services agreement with CRMC for all share classes, except Classes A and B, to provide certain services, including transfer agent and recordkeeping services; coordinating, monitoring, assisting and overseeing third-party service providers; and educating advisers and shareholders about the impact of market-related events, tax laws affecting investments, retirement plan restrictions, exchange limitations and other related matters. Each relevant share class pays CRMC annual fees up to 0.15% (0.10% for Class R-5 and 0.05% for Class R-6) based on its respective average daily net assets. Each relevant share class also pays AFS additional amounts for certain transfer agent services. CRMC and AFS may use these fees to compensate third parties for performing these services.

Each 529 share class is subject to an additional administrative services fee payable to the Commonwealth of Virginia for the maintenance of the 529 college savings plan. The quarterly fee is based on a series of decreasing annual rates beginning with 0.10% on the first $30 billion of the net assets invested in Class 529 shares of the American Funds and decreasing to 0.06% on such assets between $120 billion and $150 billion. The fee for any given calendar quarter is accrued and calculated on the basis of the average net assets of Class 529 shares of the American Funds for the last month of the prior calendar quarter. Although these amounts are included with administrative services fees on the accompanying financial statements, the Commonwealth of Virginia is not considered a related party.

Expenses under the agreements described on the previous page for the six months ended October 31, 2010, were as follows (dollars in thousands):

			Administrative services
Share class	Distribution services	Transfer agent services	CRMC administrative services	Transfer agent services	Commonwealth of Virginia administrative services
Class A	$44,234	$22,778	Not applicable	Not applicable	Not applicable
Class B	5,283	617	Not applicable	Not applicable	Not applicable
Class C	8,528		$1,264	$ 207	Not applicable
Class F-1	2,069		1,186	75	Not applicable
Class F-2	Not applicable		295	13	Not applicable
Class 529-A	961		456	79	$451
Class 529-B	626		63	22	63
Class 529-C	1,357	Included in	138	40	137
Class 529-E	126	administrative	26	5	25
Class 529-F-1	—	services	25	4	25
Class R-1	320		42	11	Not applicable
Class R-2	2,409		483	834	Not applicable
Class R-3	2,930		883	334	Not applicable
Class R-4	1,371		805	15	Not applicable
Class R-5	Not applicable		414	3	Not applicable
Class R-6	Not applicable		206	1	Not applicable
Total	$70,214	$23,395	$6,286	$1,643	$701

Trustees’ and advisory board’s deferred compensation — Since the adoption of the deferred compensation plan in 1994, independent trustees and advisory board members may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the Fund, are treated as if invested in shares of the Fund or other American Funds. These amounts represent general, unsecured liabilities of the Fund and vary according to the total returns of the selected funds. Trustees’ and advisory board’s compensation of $902,000, shown on the accompanying financial statements, includes $858,000 in current fees (either paid in cash or deferred) and a net increase of $44,000 in the value of the deferred amounts.

Affiliated officers and trustees — All officers and all interested trustees of the Fund are affiliated with WMC. Officers and interested trustees do not receive compensation directly from the Fund.

7. Investment transactions

The Fund made purchases and sales of investment securities, excluding short-term securities and U.S. government obligations, if any, of $4,232,829,000 and $6,858,936,000, respectively, during the six months ended October 31, 2010.

8. Capital share transactions

Capital share transactions in the Fund were as follows (dollars and shares in thousands):

	Sales*		Reinvestments of dividends and distributions		Repurchases*		Net (decrease) increase
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares
Six months ended October 31, 2010
Class A	$1,187,666	48,354	$422,693	17,004	($3,547,900)	(145,129)	($1,937,541)	(79,771)
Class B	8,346	342	8,489	344	(262,713)	(10,762)	(245,878)	(10,076)
Class C	79,905	3,280	13,476	547	(171,211)	(7,058)	(77,830)	(3,231)
Class F-1	236,122	9,652	18,872	761	(294,848)	(12,090)	(39,854)	(1,677)
Class F-2	106,444	4,356	4,530	182	(61,409)	(2,489)	49,565	2,049
Class 529-A	62,577	2,550	10,725	432	(55,185)	(2,259)	18,117	723
Class 529-B	1,021	42	982	40	(24,027)	(983)	(22,024)	(901)
Class 529-C	15,055	618	2,187	89	(20,464)	(841)	(3,222)	(134)
Class 529-E	2,892	118	530	22	(3,125)	(128)	297	12
Class 529-F-1	4,949	201	641	25	(3,708)	(152)	1,882	74
Class R-1	9,063	374	545	22	(6,766)	(278)	2,842	118
Class R-2	62,200	2,565	5,388	219	(97,026)	(4,023)	(29,438)	(1,239)
Class R-3	102,877	4,223	12,476	505	(178,399)	(7,391)	(63,046)	(2,663)
Class R-4	207,106	8,408	13,266	535	(125,583)	(5,129)	94,789	3,814
Class R-5	102,335	4,143	11,319	455	(76,704)	(3,164)	36,950	1,434
Class R-6	213,943	8,560	11,305	455	(40,393)	(1,650)	184,855	7,365
Total net increase (decrease)	$2,402,501	97,786	$537,424	21,637	($4,969,461)	(203,526)	($2,029,536)	(84,103)

Year ended April 30, 2010
Class A	$2,486,219	106,597	$1,024,913	44,448	($8,038,118)	(345,221)	($4,526,986)	(194,176)
Class B	16,401	710	28,940	1,272	(557,876)	(23,895)	(512,535)	(21,913)
Class C	140,939	6,067	34,660	1,524	(421,724)	(18,262)	(246,125)	(10,671)
Class F-1	414,949	18,079	44,048	1,914	(635,809)	(27,514)	(176,812)	(7,521)
Class F-2	329,604	14,828	7,742	335	(145,891)	(6,474)	191,455	8,689
Class 529-A	103,987	4,425	23,602	1,022	(120,413)	(5,156)	7,176	291
Class 529-B	2,213	96	2,910	127	(23,459)	(990)	(18,336)	(767)
Class 529-C	32,742	1,413	5,434	237	(44,944)	(1,938)	(6,768)	(288)
Class 529-E	6,479	279	1,230	54	(8,345)	(356)	(636)	(23)
Class 529-F-1	13,323	566	1,318	57	(9,564)	(411)	5,077	212
Class R-1	20,780	901	1,203	52	(13,796)	(596)	8,187	357
Class R-2	151,347	6,570	13,441	589	(184,408)	(7,957)	(19,620)	(798)
Class R-3	284,344	12,266	30,382	1,324	(351,198)	(15,007)	(36,472)	(1,417)
Class R-4	437,215	19,673	30,780	1,341	(402,058)	(17,087)	65,937	3,927
Class R-5	394,213	17,200	25,304	1,093	(893,179)	(41,701)	(473,662)	(23,408)
Class R-6	698,432	32,285	17,062	725	(44,500)	(1,804)	670,994	31,206
Total net increase (decrease)	$5,533,187	241,955	$1,292,969	56,114	($11,895,282)	(514,369)	($5,069,126)	(216,300)

* Includes exchanges between share classes of the Fund.

Financial highlights1
		Income (loss) from investment operations2				Dividends and distributions			Net asset value, end of period	Total return3,4	Net assets, end of period (in millions)	Ratio of expenses to average net assets before reimburse-ments/ waivers	Ratio of expenses to average net assets after reimbursements/ waivers4	Ratio of net income to average net assets4
		Net asset value, beginning of period	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions
Class A:	Six months ended 10/31/20105	$25.84	$.36	$ .15	$ .51	$(.30)	$ –	$ (.30)	$26.05	2.03%	$37,596	.65%6	.65%6	2.94%6
	Year ended 4/30/2010	19.81	.65	6.06	6.71	(.68)	–	(.68)	25.84	34.29	39,349.70		.70	2.80
	Year ended 4/30/2009	31.92	.64	(11.53)	(10.89)	(.72)	(.50)	(1.22)	19.81	(34.50)	34,012.67		.65	2.60
	Year ended 4/30/2008	36.55	.71	(2.68)	(1.97)	(.72)	(1.94)	(2.66)	31.92	(5.78)	60,782.60		.58	2.02
	Year ended 4/30/2007	32.66	.68	4.71	5.39	(.66)	(.84)	(1.50)	36.55	16.85	70,811.60		.57	2.00
	Year ended 4/30/2006	29.85	.66	3.20	3.86	(.62)	(.43)	(1.05)	32.66	13.11	64,202.60		.57	2.13
Class B:	Six months ended 10/31/20105	25.66	.27	.15	.42	(.21)	–	(.21)	25.87	1.66	999	1.406	1.406	2.226
	Year ended 4/30/2010	19.67	.48	6.01	6.49	(.50)	–	(.50)	25.66	33.31	1,249	1.46	1.46	2.07
	Year ended 4/30/2009	31.71	.45	(11.46)	(11.01)	(.53)	(.50)	(1.03)	19.67	(35.01)	1,389	1.42	1.40	1.85
	Year ended 4/30/2008	36.33	.44	(2.67)	(2.23)	(.45)	(1.94)	(2.39)	31.71	(6.51)	2,726	1.36	1.33	1.27
	Year ended 4/30/2007	32.47	.42	4.69	5.11	(.41)	(.84)	(1.25)	36.33	15.98	3,296	1.36	1.33	1.24
	Year ended 4/30/2006	29.69	.42	3.17	3.59	(.38)	(.43)	(.81)	32.47	12.24	3,053	1.37	1.34	1.37
Class C:	Six months ended 10/31/20105	25.60	.26	.14	.40	(.20)	–	(.20)	25.80	1.62	1,761	1.456	1.456	2.136
	Year ended 4/30/2010	19.63	.46	6.00	6.46	(.49)	–	(.49)	25.60	33.23	1,830	1.50	1.50	2.00
	Year ended 4/30/2009	31.65	.44	(11.44)	(11.00)	(.52)	(.50)	(1.02)	19.63	(35.04)	1,613	1.47	1.44	1.80
	Year ended 4/30/2008	36.26	.42	(2.66)	(2.24)	(.43)	(1.94)	(2.37)	31.65	(6.54)	2,979	1.41	1.38	1.22
	Year ended 4/30/2007	32.41	.39	4.68	5.07	(.38)	(.84)	(1.22)	36.26	15.91	3,481	1.42	1.40	1.17
	Year ended 4/30/2006	29.64	.40	3.16	3.56	(.36)	(.43)	(.79)	32.41	12.15	3,113	1.43	1.41	1.30
Class F-1:	Six months ended 10/31/20105	25.77	.36	.16	.52	(.30)	–	(.30)	25.99	2.07	1,741.676		.676	2.906
	Year ended 4/30/2010	19.76	.64	6.04	6.68	(.67)	–	(.67)	25.77	34.26	1,770.71		.71	2.78
	Year ended 4/30/2009	31.85	.64	(11.51)	(10.87)	(.72)	(.50)	(1.22)	19.76	(34.52)	1,506.67		.65	2.59
	Year ended 4/30/2008	36.48	.70	(2.68)	(1.98)	(.71)	(1.94)	(2.65)	31.85	(5.82)	2,947.63		.61	1.99
	Year ended 4/30/2007	32.60	.67	4.70	5.37	(.65)	(.84)	(1.49)	36.48	16.83	3,179.62		.59	1.97
	Year ended 4/30/2006	29.80	.65	3.19	3.84	(.61)	(.43)	(1.04)	32.60	13.06	2,646.63		.61	2.10
Class F-2:	Six months ended 10/31/20105	25.84	.39	.15	.54	(.33)	–	(.33)	26.05	2.16	473.426		.426	3.136
	Year ended 4/30/2010	19.81	.68	6.09	6.77	(.74)	–	(.74)	25.84	34.65	416.46		.46	2.91
	Period from 8/5/2008 to 4/30/2009	29.64	.46	(9.22)	(8.76)	(.57)	(.50)	(1.07)	19.81	(29.77)	147.446		.436	3.106

		Income (loss) from investment operations2				Dividends and distributions			Net asset value, end of period	Total return3,4	Net assets, end of period (in millions)	Ratio of expenses to average net assets before reimburse-ments/ waivers	Ratio of expenses to average net assets after reimbursements/ waivers4	Ratio of net income to average net assets4
		Net asset value, beginning of period	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions
Class 529-A:	Six months ended 10/31/20105	$25.80	$.35	$ .16	$ .51	$ (.29)	$ –	$ (.29)	$ 26.02	2.05%	$ 959	.71%6	.71%6	2.86%6
	Year ended 4/30/2010	19.78	.63	6.05	6.68	(.66)	–	(.66)	25.80	34.20	932.76		.76	2.71
	Year ended 4/30/2009	31.89	.62	(11.52)	(10.90)	(.71)	(.50)	(1.21)	19.78	(34.57)	709.73		.71	2.55
	Year ended 4/30/2008	36.51	.67	(2.66)	(1.99)	(.69)	(1.94)	(2.63)	31.89	(5.85)	1,089.69		.66	1.93
	Year ended 4/30/2007	32.63	.65	4.71	5.36	(.64)	(.84)	(1.48)	36.51	16.75	1,094.67		.65	1.91
	Year ended 4/30/2006	29.83	.64	3.19	3.83	(.60)	(.43)	(1.03)	32.63	13.01	833.68		.65	2.05
Class 529-B:	Six months ended 10/31/20105	25.68	.26	.14	.40	(.19)	–	(.19)	25.89	1.61	123	1.516	1.516	2.096
	Year ended 4/30/2010	19.69	.45	6.02	6.47	(.48)	–	(.48)	25.68	33.15	145	1.56	1.56	1.93
	Year ended 4/30/2009	31.74	.42	(11.47)	(11.05)	(.50)	(.50)	(1.00)	19.69	(35.08)	126	1.53	1.51	1.74
	Year ended 4/30/2008	36.36	.39	(2.66)	(2.27)	(.41)	(1.94)	(2.35)	31.74	(6.62)	204	1.49	1.46	1.13
	Year ended 4/30/2007	32.50	.38	4.68	5.06	(.36)	(.84)	(1.20)	36.36	15.82	218	1.48	1.46	1.11
	Year ended 4/30/2006	29.72	.38	3.17	3.55	(.34)	(.43)	(.77)	32.50	12.07	180	1.51	1.48	1.22
Class 529-C:	Six months ended 10/31/20105	25.67	.25	.15	.40	(.20)	–	(.20)	25.87	1.58	287	1.506	1.506	2.076
	Year ended 4/30/2010	19.68	.45	6.02	6.47	(.48)	–	(.48)	25.67	33.19	288	1.55	1.55	1.93
	Year ended 4/30/2009	31.73	.43	(11.47)	(11.04)	(.51)	(.50)	(1.01)	19.68	(35.08)	226	1.52	1.50	1.75
	Year ended 4/30/2008	36.35	.39	(2.66)	(2.27)	(.41)	(1.94)	(2.35)	31.73	(6.62)	361	1.49	1.46	1.13
	Year ended 4/30/2007	32.49	.38	4.69	5.07	(.37)	(.84)	(1.21)	36.35	15.84	374	1.48	1.45	1.11
	Year ended 4/30/2006	29.71	.38	3.18	3.56	(.35)	(.43)	(.78)	32.49	12.10	295	1.50	1.47	1.23
Class 529-E:	Six months ended 10/31/20105	25.70	.32	.15	.47	(.26)	–	(.26)	25.91	1.88	53	1.006	1.006	2.576
	Year ended 4/30/2010	19.71	.56	6.03	6.59	(.60)	–	(.60)	25.70	33.80	53	1.05	1.05	2.43
	Year ended 4/30/2009	31.77	.55	(11.48)	(10.93)	(.63)	(.50)	(1.13)	19.71	(34.74)	41	1.02	1.00	2.26
	Year ended 4/30/2008	36.39	.57	(2.66)	(2.09)	(.59)	(1.94)	(2.53)	31.77	(6.14)	60.98		.95	1.64
	Year ended 4/30/2007	32.52	.55	4.70	5.25	(.54)	(.84)	(1.38)	36.39	16.44	61.97		.94	1.62
	Year ended 4/30/2006	29.74	.54	3.17	3.71	(.50)	(.43)	(.93)	32.52	12.64	46.98		.96	1.74
Class 529-F-1:	Six months ended 10/31/20105	25.77	.38	.15	.53	(.32)	–	(.32)	25.98	2.12	54.506		.506	3.076
	Year ended 4/30/2010	19.76	.68	6.04	6.72	(.71)	–	(.71)	25.77	34.48	51.55		.55	2.91
	Year ended 4/30/2009	31.85	.67	(11.50)	(10.83)	(.76)	(.50)	(1.26)	19.76	(34.41)	35.52		.50	2.77
	Year ended 4/30/2008	36.47	.74	(2.66)	(1.92)	(.76)	(1.94)	(2.70)	31.85	(5.65)	52.48		.45	2.14
	Year ended 4/30/2007	32.59	.72	4.70	5.42	(.70)	(.84)	(1.54)	36.47	17.01	47.47		.44	2.11
	Year ended 4/30/2006	29.79	.70	3.18	3.88	(.65)	(.43)	(1.08)	32.59	13.20	32.49		.46	2.24

		Income (loss) from investment operations2				Dividends and distributions			Net asset value, end of period	Total return4	Net assets, end of period (in millions)	Ratio of expenses to average net assets before reimburse-ments/ waivers	Ratio of expenses to average net assets after reimbursements/ waivers4	Ratio of net income to average net assets4
		Net asset value, beginning of period	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions
Class R-1:	Six months ended 10/31/20105	$25.65	$.26	$ .16	$ .42	$(.21)	$ –	$ (.21)	$ 25.86	1.66%	$ 70	1.42%6	1.42%6	2.14%6
	Year ended 4/30/2010	19.68	.46	6.01	6.47	(.50)	–	(.50)	25.65	33.21	67	1.47	1.47	1.98
	Year ended 4/30/2009	31.72	.45	(11.46)	(11.01)	(.53)	(.50)	(1.03)	19.68	(34.99)	44	1.43	1.41	1.85
	Year ended 4/30/2008	36.33	.42	(2.66)	(2.24)	(.43)	(1.94)	(2.37)	31.72	(6.55)	67	1.42	1.40	1.20
	Year ended 4/30/2007	32.48	.39	4.68	5.07	(.38)	(.84)	(1.22)	36.33	15.86	69	1.43	1.41	1.15
	Year ended 4/30/2006	29.71	.39	3.17	3.56	(.36)	(.43)	(.79)	32.48	12.10	47	1.47	1.44	1.26
Class R-2:	Six months ended 10/31/20105	25.59	.26	.14	.40	(.20)	–	(.20)	25.79	1.62	668	1.436	1.436	2.156
	Year ended 4/30/2010	19.62	.45	6.01	6.46	(.49)	–	(.49)	25.59	33.23	694	1.52	1.52	1.96
	Year ended 4/30/2009	31.64	.43	(11.44)	(11.01)	(.51)	(.50)	(1.01)	19.62	(35.07)	548	1.50	1.48	1.77
	Year ended 4/30/2008	36.25	.41	(2.66)	(2.25)	(.42)	(1.94)	(2.36)	31.64	(6.57)	865	1.44	1.41	1.19
	Year ended 4/30/2007	32.40	.39	4.68	5.07	(.38)	(.84)	(1.22)	36.25	15.91	985	1.47	1.41	1.15
	Year ended 4/30/2006	29.64	.40	3.16	3.56	(.37)	(.43)	(.80)	32.40	12.13	812	1.53	1.41	1.29
Class R-3:	Six months ended 10/31/20105	25.69	.32	.15	.47	(.26)	–	(.26)	25.90	1.88	1,222.986		.986	2.606
	Year ended 4/30/2010	19.70	.57	6.02	6.59	(.60)	–	(.60)	25.69	33.85	1,280	1.03	1.03	2.45
	Year ended 4/30/2009	31.76	.56	(11.48)	(10.92)	(.64)	(.50)	(1.14)	19.70	(34.72)	1,010.97		.95	2.29
	Year ended 4/30/2008	36.38	.58	(2.67)	(2.09)	(.59)	(1.94)	(2.53)	31.76	(6.13)	1,827.95		.93	1.67
	Year ended 4/30/2007	32.51	.55	4.70	5.25	(.54)	(.84)	(1.38)	36.38	16.45	2,199.96		.93	1.63
	Year ended 4/30/2006	29.73	.54	3.18	3.72	(.51)	(.43)	(.94)	32.51	12.68	1,878.97		.94	1.75
Class R-4:	Six months ended 10/31/20105	25.76	.36	.15	.51	(.30)	–	(.30)	25.97	2.03	1,229.676		.676	2.886
	Year ended 4/30/2010	19.75	.64	6.04	6.68	(.67)	–	(.67)	25.76	34.29	1,121.72		.72	2.75
	Year ended 4/30/2009	31.83	.63	(11.50)	(10.87)	(.71)	(.50)	(1.21)	19.75	(34.52)	782.69		.67	2.59
	Year ended 4/30/2008	36.46	.68	(2.68)	(2.00)	(.69)	(1.94)	(2.63)	31.83	(5.87)	1,125.67		.65	1.95
	Year ended 4/30/2007	32.57	.65	4.72	5.37	(.64)	(.84)	(1.48)	36.46	16.82	1,213.67		.64	1.92
	Year ended 4/30/2006	29.78	.64	3.18	3.82	(.60)	(.43)	(1.03)	32.57	13.00	1,013.68		.65	2.06
Class R-5:	Six months ended 10/31/20105	25.83	.39	.16	.55	(.33)	–	(.33)	26.05	2.21	912.376		.376	3.196
	Year ended 4/30/2010	19.80	.72	6.05	6.77	(.74)	–	(.74)	25.83	34.62	868.42		.42	3.08
	Year ended 4/30/2009	31.92	.70	(11.53)	(10.83)	(.79)	(.50)	(1.29)	19.80	(34.31)	1,129.39		.37	2.91
	Year ended 4/30/2008	36.55	.78	(2.67)	(1.89)	(.80)	(1.94)	(2.74)	31.92	(5.57)	1,319.37		.35	2.24
	Year ended 4/30/2007	32.65	.76	4.72	5.48	(.74)	(.84)	(1.58)	36.55	17.15	1,154.37		.35	2.22
	Year ended 4/30/2006	29.85	.73	3.19	3.92	(.69)	(.43)	(1.12)	32.65	13.34	883.38		.35	2.34
Class R-6:	Six months ended 10/31/20105	25.85	.40	.16	.56	(.34)	–	(.34)	26.07	2.24	1,005.326		.326	3.236
	Year ended 4/30/2010	19.95	.71	5.93	6.64	(.74)	–	(.74)	25.85	33.79	807.37		.37	3.03

	Six months ended October 31, 20105	Year ended April 30

		2010	2009	2008	2007	2006
Portfolio turnover rate for all classes of shares	9%	22%	39%	18%	19%	13%

1Based on operations for the periods shown (unless otherwise noted) and, accordingly, may not be representative of a full year.
2 Based on average shares outstanding.
3 Total returns exclude any applicable sales charges, including contingent deferred sales charges.
4 This column reflects the impact, if any, of certain reimbursements/waivers from CRMC and WMC. During some of the periods shown, CRMC and WMC reduced fees for investment advisory services and business management services. In addition, during some of the periods shown, CRMC paid a portion of the Fund’s transfer agent fees for certain retirement plan share classes.
5 Unaudited.
6 Annualized.

See Notes to financial statements

Expense example	unaudited

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads), and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2010 through October 31, 2010).

Actual expenses:
The first line of each share class in the table on the next page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses paid during period" to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:
The second line of each share class in the table on the next page provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Notes:
There are some account fees that are charged to certain types of accounts, such as individual retirement accounts and 529 college savings plan accounts (generally, a $10 fee is charged to set up the account and an additional $10 fee is charged to the account annually), that would increase the amount of expenses paid on your account. In addition, retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F-1, F-2 and 529-F-1 shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.75% to 1.50% of assets annually depending on services offered. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would be lower by the amount of these fees.

Note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 5/1/2010	Ending account value 10/31/2010	Expenses paid during period*	Annualized expense ratio
Class A — actual return	$1,000.00	$1,020.33	$3.31	.65%
Class A — assumed 5% return	1,000.00	1,021.93	3.31	.65
Class B — actual return	1,000.00	1,016.59	7.12	1.40
Class B — assumed 5% return	1,000.00	1,018.15	7.12	1.40
Class C — actual return	1,000.00	1,016.16	7.37	1.45
Class C — assumed 5% return	1,000.00	1,017.90	7.38	1.45
Class F-1 — actual return	1,000.00	1,020.71	3.41	.67
Class F-1 — assumed 5% return	1,000.00	1,021.83	3.41	.67
Class F-2 — actual return	1,000.00	1,021.58	2.14	.42
Class F-2 — assumed 5% return	1,000.00	1,023.09	2.14	.42
Class 529-A — actual return	1,000.00	1,020.50	3.62	.71
Class 529-A — assumed 5% return	1,000.00	1,021.63	3.62	.71
Class 529-B — actual return	1,000.00	1,016.10	7.67	1.51
Class 529-B — assumed 5% return	1,000.00	1,017.59	7.68	1.51
Class 529-C — actual return	1,000.00	1,015.81	7.62	1.50
Class 529-C — assumed 5% return	1,000.00	1,017.64	7.63	1.50
Class 529-E — actual return	1,000.00	1,018.76	5.09	1.00
Class 529-E — assumed 5% return	1,000.00	1,020.16	5.09	1.00
Class 529-F-1 — actual return	1,000.00	1,021.20	2.55	.50
Class 529-F-1 — assumed 5% return	1,000.00	1,022.68	2.55	.50
Class R-1 — actual return	1,000.00	1,016.63	7.22	1.42
Class R-1 — assumed 5% return	1,000.00	1,018.05	7.22	1.42
Class R-2 — actual return	1,000.00	1,016.20	7.27	1.43
Class R-2 — assumed 5% return	1,000.00	1,018.00	7.27	1.43
Class R-3 — actual return	1,000.00	1,018.80	4.99	.98
Class R-3 — assumed 5% return	1,000.00	1,020.27	4.99	.98
Class R-4 — actual return	1,000.00	1,020.34	3.41	.67
Class R-4 — assumed 5% return	1,000.00	1,021.83	3.41	.67
Class R-5 — actual return	1,000.00	1,022.15	1.89	.37
Class R-5 — assumed 5% return	1,000.00	1,023.34	1.89	.37
Class R-6 — actual return	1,000.00	1,022.39	1.63	.32
Class R-6 — assumed 5% return	1,000.00	1,023.59	1.63	.32
*The "expenses paid during period" are equal to the "annualized expense ratio," multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 365 (to reflect the one-half year period).

Approval of Investment Advisory Agreement
The Fund’s board (the "board") has approved the Fund’s Investment Advisory Agreement (the "agreement") with Capital Research and Management Company (CRMC) for an additional one-year term through August 31, 2011. The board approved the agreement following the recommendation of the Contracts Sub-Committee of the Fund’s Governance Committee (the "committee"), which is composed of all of the Fund’s independent board members. The board and the committee determined that the Fund’s advisory fee structure was fair and reasonable in relation to the services provided and that approving the agreement was in the best interests of the Fund and its shareholders.

In reaching this decision, the board and the committee took into account information furnished to them throughout the year, as well as information prepared specifically in connection with their review of the agreement and were advised by their independent counsel. They considered the factors discussed below, among others, but did not identify any single issue or particular piece of information that, in isolation, was the controlling factor.

1. Nature, extent and quality of services
The board and the committee considered the depth and quality of CRMC’s investment management process, including its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of its organization; and the ongoing evolution of CRMC’s organizational structure designed to maintain and strengthen these qualities. The board and the committee considered, among other things, the impact of current market conditions on the Fund and CRMC. The board and the committee also considered the nature, extent and quality of investment management, compliance and shareholder services provided by CRMC to the Fund under the agreement and other agreements, as well as the benefits to shareholders from investing in a fund that is part of a large family of funds. The board and the committee concluded that the nature, extent and quality of the services provided by CRMC have benefited and should continue to benefit the Fund and its shareholders.

2. Investment results
The board and the committee considered the investment results of the Fund in light of its objective of providing income and an opportunity for growth of principal consistent with sound common stock investing. They compared the Fund’s total returns with those of other relevant funds (including the other funds that are the basis of the Lipper index for the category in which the Fund is included) and market data such as relevant market indices, in each case as available at the time of the related board and committee meetings. The board and the committee also considered analytical data developed in a special report by Lipper Inc. regarding investment results of the Fund. This shareholder report contains certain information about the Fund’s recent investment results in the letter to shareholders. The board and the committee concluded that long-term results have been satisfactory and that CRMC’s record in managing the Fund indicated that its continued management should benefit the Fund and its shareholders.

3. Advisory fees and total expenses
The board and the committee compared the advisory fees and total expense levels of the Fund to those of other relevant funds. They observed that the Fund’s advisory fees and expenses remain significantly below those of most other relevant funds. The board and the committee also noted the breakpoint discounts in the Fund’s advisory fee structure that reduce the level of fees charged by CRMC to the Fund as Fund assets increase. In addition, they reviewed information regarding the advisory fees paid by clients of an affiliate of CRMC with investment mandates similar to those of the Fund. They noted that, although the fees paid by those clients generally were lower than those paid by the Fund, the differences appropriately reflected the significant investment, operational and regulatory differences between advising the Fund and the other clients. The board and the committee concluded that the Fund’s cost structure was fair and reasonable in relation to the services provided and that the shareholders receive reasonable value in return for the advisory fees and other amounts paid to CRMC by the Fund.

4. Ancillary benefits
The board and the committee considered a variety of other benefits received by CRMC and its affiliates as a result of CRMC’s relationship with the Fund and the other American Funds, including fees for administrative services provided to certain share classes; fees paid to CRMC’s affiliated transfer agent; sales charges and distribution fees received and retained by the Fund’s principal underwriter, an affiliate of CRMC; and possible ancillary benefits to CRMC’s institutional management affiliates. The board and the committee reviewed CRMC’s portfolio trading practices, noting that while CRMC receives the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Fund, it does not obtain third-party research or other services in return for allocating brokerage to such broker-dealers. The board and the committee took these ancillary benefits into account in evaluating the reasonableness of the advisory fees and other amounts paid to CRMC by the Fund.

5. Adviser financial information
The board and the committee reviewed information regarding CRMC’s costs of providing services to the American Funds, including personnel, systems and resources of investment, compliance, trading, accounting and other administrative operations. They considered CRMC’s costs and willingness to invest in technology, infrastructure and staff to maintain and expand services and capabilities, respond to industry and regulatory developments and attract and retain qualified personnel. They noted information previously received regarding the compensation structure for CRMC’s investment professionals. The board and the committee also compared CRMC’s profitability to the reported results of several large, publicly held investment management companies. The board and the committee noted the competitiveness and cyclicality of both the mutual fund industry and the capital markets, and the importance in that environment of CRMC’s long-term profitability for maintaining its independence, company culture and management continuity. The board and committee further considered the breakpoint discounts in the Fund’s advisory fee structure and the termination of CRMC’s 10% advisory fee waiver effective December 31, 2008. The board and the committee concluded that the Fund’s advisory fee structure reflected a reasonable sharing of benefits between CRMC and the Fund’s shareholders.

Other share class results	unaudited

Classes B, C, F and 529
Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com.

Average annual total returns for periods ended September 30, 2010 (the most recent calendar quarter-end):	1 year	5 years	10 years1/Life of class
Class B shares2
Reflecting applicable contingent deferred sales charge (CDSC), maximum of 5%, payable only if shares are sold within six years of purchase	6.40%	–0.37%	2.38%
Not reflecting CDSC	11.40	–0.04	2.38
Class C shares — first sold 3/15/01
Reflecting CDSC, maximum of 1%, payable only if shares are sold within one year of purchase	10.40	–0.09	1.81
Not reflecting CDSC	11.40	–0.09	1.81
Class F-1 shares3 — first sold 3/15/01
Not reflecting annual asset-based fee charged by sponsoring firm	12.23	0.70	2.61
Class F-2 shares3 — first sold 8/5/08
Not reflecting annual asset-based fee charged by sponsoring firm	12.52	—	–2.97
Class 529-A shares4 — first sold 2/15/02
Reflecting 5.75% maximum sales charge	5.74	–0.54	2.02
Not reflecting maximum sales charge	12.21	0.65	2.72
Class 529-B shares2,4 — first sold 2/19/02
Reflecting applicable CDSC, maximum of 5%, payable only if shares are sold within six years of purchase	6.29	–0.50	2.12
Not reflecting CDSC	11.29	–0.16	2.12
Class 529-C shares4 — first sold 2/15/02
Reflecting CDSC, maximum of 1%, payable only if shares are sold within one year of purchase	10.31	–0.15	1.87
Not reflecting CDSC	11.31	–0.15	1.87
Class 529-E shares3,4 — first sold 3/1/02	11.89	0.36	2.03
Class 529-F-1 shares3,4 — first sold 9/16/02
Not reflecting annual asset-based fee charged by sponsoring firm	12.42	0.86	4.77

1 Applicable to Class B shares only. All other share classes reflect results for the life of the class.
2 These shares are not available for purchase.
3 These shares are sold without any initial or contingent deferred sales charge.
4 Results shown do not reflect the $10 account setup fee and an annual $10 account maintenance fee.

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The Fund’s investment adviser and business manager each waived a portion of their management fees from September 1, 2004 through December 31, 2008. Applicable Fund results shown reflect the waivers, without which they would have been lower. See the Financial Highlights table on pages 22 to 27 for details that include expense ratios for all share classes.

For information regarding the differences among the various share classes, refer to the Fund’s prospectus.

Investors should carefully consider the investment objectives, risks, charges and expenses of the American Funds. This and other important information is contained in the Fund’s summary prospectus and prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at 800/421-0180 or visit the American Funds website at americanfunds.com.

"American Funds Proxy Voting Procedures and Principles" — which describes how we vote proxies relating to portfolio securities — is available on the American Funds website or upon request by calling AFS. The Fund files its proxy voting record with the U.S. Securities and Exchange Commission (SEC) for the 12 months ended June 30 by August 31. The proxy voting record is available free of charge on the SEC website at sec.gov and on the American Funds website.

Washington Mutual Investors Fund files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This filing is available free of charge on the SEC website. You may also review or, for a fee, copy this filing at the SEC’s Public Reference Room in Washington, DC. Additional information regarding the operation of the Public Reference Room may be obtained by calling the SEC’s Office of Investor Education and Advocacy at 800/SEC-0330. Additionally, the list of portfolio holdings is available by calling AFS.

This report is for the information of shareholders of Washington Mutual Investors Fund, but it also may be used as sales literature when preceded or accompanied by the current summary prospectus or prospectus, which gives details about charges, expenses, investment objectives and operating policies of the Fund. If used as sales material after December 31, 2010, this report must be accom-panied by an American Funds statistical update for the most recently completed calendar quarter.

Offices of the Fund and of the
business manager
Washington Management Corporation
1101 Vermont Avenue, NW
Washington, DC 20005-3521
202/842-5665

Investment adviser
Capital Research and Management Company
333 South Hope Street
Los Angeles, CA 90071-1406

6455 Irvine Center Drive
Irvine, CA 92618

Transfer agent
American Funds Service Company
(Write to the address near you.)

P.O. Box 6007
Indianapolis, IN 46206-6007

P.O. Box 2280
Norfolk, VA 23501-2280

Custodian of assets
JPMorgan Chase Bank
270 Park Avenue
New York, NY 10017-2070

Counsel
Dechert LLP
1775 I Street, NW
Washington, DC 20006-2401

Independent registered public
accounting firm
PricewaterhouseCoopers LLP
350 South Grand Avenue
Los Angeles, CA 90071-2889

Principal underwriter
American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, CA 90071-1406

The Capital Group Companies
American FundsCapital Research and ManagementCapital InternationalCapital GuardianCapital Bank and Trust
Lit. No. MFGESR-901-1210P (S26149) Printed on paper containing 10% post-consumer waste      Printed with inks containing soy and/or vegetable oil

ITEM 2.  Code of Ethics.

Not applicable to this filing.

ITEM 3.  Audit Committee Financial Expert.

Not applicable to this filing.

ITEM 4.  Principal Accountant Fees and Services.

Not applicable to this filing.

ITEM 5.  Audit Committee of Listed Registrants.

Not applicable to this Registrant, insofar as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6.  Investments.

The full schedule of investments for the Fund is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 10.  Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees since the Registrant last submitted a proxy statement to its shareholders.  The procedures are as follows.  The Registrant has a Governance Committee comprised solely of persons who are not considered “interested persons” of the Registrant within the meaning of the Investment Company Act of 1940.  The committee periodically reviews such issues as the Board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full Board of Trustees.  While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the Board.  Such suggestions must be sent in writing to the Governance Committee of the Registrant, c/o the Registrant’s Secretary, and should be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the Governance Committee.

ITEM 11.  Controls and Procedures.

(a)
The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3(c) under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)
There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12.  Exhibits.

(a)	Not applicable to this filing.

(b)	The certifications required by Rule 30a-2 of the Investment Company Act of 1940, as amended, and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Washington Mutual Investors Fund

By    /s/ Jeffrey L. Steele

         Jeffrey L. Steele, President and Principal Executive Officer

Date: December 29, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By    /s/ Jeffrey L. Steele

         Jeffrey L. Steele, President and Principal Executive Officer

Date: December 29, 2010

 By    /s/ Michael W. Stockton

          Michael W. Stockton, Principal Financial Officer,
          Senior Vice President and Treasurer

Date: December 29, 2010